SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 9, 2004

Date of Report

(Date of earliest event reported)

ADVANCED DIGITAL INFORMATION CORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-21103	91-1618616
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11431 Willows Road NE, PO Box 97057, Redmond, WA	98073-9757
(Address of Principal Executive Offices)	(Zip Code)

(425) 881-8004

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, unless expressly set forth by specific reference in such filing.

On December 9, 2004, Advanced Digital Information Corporation hosted a conference call to discuss its financial results relating to its fourth quarter and fiscal year 2004 ended October 31, 2004. A copy of the transcript of the conference call is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The transcript of the conference call should be read in conjunction with the note regarding forward-looking statements, which is stated in the transcript of the conference call.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1	Transcript of conference call held December 9, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 15, 2004

Advanced Digital Information Corporation

By:	/s/ Jon Gacek
Jon Gacek
Chief Financial Officer and Executive Vice President—Finance and Operations

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